UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2014

Appliance Recycling Centers of America, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	000-19621	41-1454591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7400 Excelsior Blvd., Minneapolis, MN	55426-4517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-9000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
Appliance Recycling Centers of America, Inc. (the “Company”) announced that Edward R. (Jack) Cameron retired from the positions of President and Chief Executive Officer of the Company on August 13, 2014. Mr. Cameron will remain with the Company and continue to serve as a director and Chairman of the Board.

(c)
On August 13, 2014, the Company promoted Mark Eisenschenk, age 55, to the positions of President and Chief Executive Officer. Mr. Eisenschenk served as Chief Operating Officer of the Company and President of its wholly-owned subsidiary, ARCA Recycling, Inc., since July 2013. As Chief Operating Officer, Mr. Eisenschenk has been responsible for setting strategic direction and driving performance in day-to-day operations of the Company and its subsidiaries. Prior to joining the Company in 2013, Mr. Eisenschenk, was employed by Vanguard Graphics International, LLC (Vanguard), from 2001 to March 2013. Vanguard is a holding company whose subsidiaries manufacture equipment, distribute consumables and develop and market specialty software for the graphics arts industry worldwide. He served as President of Vanguard and Chief Executive Officer of its subsidiary, Xitron, LLC, from 2007 to 2013, and as Chief Financial Officer and Chief Operating Officer of Printware, LLC., the predecessor to Vanguard, from 2001 to 2007. Mr. Eisenschenk is a CPA (inactive) and holds a B.S. in Accounting from St. Cloud State University.

A description of Mr. Eisenschenk’s compensation arrangements is set forth in the Company’s Form 8-K, filed on July 26, 2013 (File No. 0-19621) and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Eisenschenk and any other person pursuant to which he was elected as an officer of the Company. There are no transactions in which Mr. Eisenschenk has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The press release issued by the Company announcing Mr. Cameron’s retirement and Mr. Eisenschenk’s promotion to President and Chief Executive Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by the Company dated August 14, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Appliance Recycling Centers of America, Inc.

Date: August 18, 2014	/s/ Jeffrey A. Cammerrer
Jeffrey A. Cammerrer Chief Financial Officer

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